Consent of Independent Registered Public Accounting Firm
We consent to the references to our firm under the captions “Financial Statements” and “Appendix C – Financial Highlights” in the Information Statement/Prospectus and “Table of Contents” and “Information Incorporated by Reference” in the Statement of Additional Information included in this Registration Statement (Form N-14) of Principal Funds, Inc.
We also consent to the references to our firm under the captions “Appendix D – “Financial Highlights” in the Prospectus, dated December 31, 2024, included in Post-Effective Amendment No. 287 to the Registration Statement (Form N-1A, File No. 033-59474) of Principal Funds, Inc. and “Portfolio Holdings Disclosure” and “Independent Registered Public Accounting Firm” in the Statement of Additional Information, dated December 31, 2024 as amended and restated June 20, 2025, included in Post-Effective Amendment No. 290 to the Registration Statement (Form N-1A, File No. 033-59474) of Principal Funds, Inc., each filed with the Securities and Exchange Commission, and each incorporated by reference into the Information Statement/Prospectus and Statement of Additional Information included in this Registration Statement.
We also consent to the incorporation by reference of our report dated October 24, 2024, with respect to the consolidated financial statements and financial highlights of Diversified Real Asset Fund and Global Multi-Strategy Fund and the financial statements and financial highlights of Blue Chip Fund, Bond Market Index Fund, Capital Securities Fund, Edge MidCap Fund, Global Listed Infrastructure Fund (formerly Global Sustainable Listed Infrastructure Fund), International Equity Index Fund, International Small Company Fund, Opportunistic Municipal Fund, Small-MidCap Dividend Income Fund, and Spectrum Preferred and Capital Securities Income Fund (13 of the funds constituting Principal Funds, Inc.) included in the Annual Report to Shareholders (Form N-CSR) for the year ended August 31, 2024, into this Registration Statement, filed with the Securities and Exchange Commission.
We also consent to the references to our firm under the captions “Appendix C – “Financial Highlights” in the Prospectus and “Portfolio Holdings Disclosure” and “Independent Registered Public Accounting Firm” in the Statement of Additional Information, each dated March 1, 2025, each included in Post-Effective Amendment No. 288 to the Registration Statement (Form N-1A, File No. 033-59474) of Principal Funds, Inc. filed with the Securities and Exchange Commission, and each incorporated by reference into the Information Statement/Prospectus and Statement of Additional Information included in this Registration Statement.
We also consent to the incorporation by reference of our report dated December 20, 2024, with respect to the financial statements and financial highlights of California Municipal Fund, Core Fixed Income Fund, Core Plus Bond Fund, Diversified Income Fund, Diversified International Fund, Equity Income Fund, Finisterre Emerging Markets Total Return Bond Fund, Global Emerging Markets Fund, Global Real Estate Securities Fund, Government & High Quality Bond Fund, Government Money Market Fund, High Income Fund, High Yield Fund, Inflation Protection Fund, International Equity Fund (formerly International Fund I), LargeCap Growth Fund I, LargeCap S&P 500 Index Fund, LargeCap Value Fund III, MidCap Fund, MidCap Growth Fund, MidCap Growth Fund III, MidCap S&P 400 Index Fund, MidCap Value Fund I, Money Market Fund, Overseas Fund, Principal Capital Appreciation Fund, Principal LifeTime Strategic Income Fund, Principal LifeTime 2015 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2025 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2035 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2045 Fund, Principal LifeTime 2050 Fund, Principal LifeTime 2055 Fund, Principal LifeTime 2060 Fund, Principal LifeTime 2065 Fund, Principal LifeTime 2070 Fund, Principal LifeTime Hybrid Income Fund, Principal LifeTime Hybrid 2015 Fund, Principal LifeTime Hybrid 2020 Fund, Principal LifeTime Hybrid 2025 Fund, Principal LifeTime Hybrid 2030 Fund, Principal LifeTime Hybrid 2035 Fund, Principal LifeTime Hybrid 2040 Fund, Principal LifeTime Hybrid 2045 Fund, Principal LifeTime Hybrid 2050 Fund, Principal LifeTime Hybrid 2055 Fund, Principal LifeTime Hybrid 2060 Fund, Principal LifeTime Hybrid 2065 Fund, Principal LifeTime Hybrid 2070 Fund, Real Estate Securities Fund, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Fund, SmallCap Fund, SmallCap Growth Fund I, SmallCap S&P 600 Index Fund, SmallCap Value Fund II, Tax-Exempt Bond Fund(64 of the portfolios constituting Principal Funds, Inc.) included in the Annual Report to Shareholders (Form N-CSR) for the year ended October 31, 2024, into this Registration Statement, filed with the Securities and Exchange Commission.
/s/ Ernst & Young LLP
Minneapolis, Minnesota
June 23, 2025